Nature of Activities and Significant Accounting Policies -Schedule of Balances of Receivables Related to Contracts with Customers and Contract Assets and Contract Liabilities (Details) - USD ($)	Jun. 30, 2026	Dec. 31, 2025
Schedule of Balances of Receivables Related to Contracts with Customers and Contract Assets and Contract Liabilities (Details) [Abstract]
Contract receivable	$ 115,935,072
Retention receivable	59,491,423
Contract assets	6,561,361
Contract liabilities	$ 12,850,041